Georgetowne Long/Short Fund

Paul Hoffmeister, Fund Manager

(518) 221-1978

phoffmeister@georgetownefunds.com

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-877-257-4240.

Please read the Prospectus carefully before you invest.